UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2003

MYLAN LABORATORIES INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-9114	25-1211621
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

1500 Corporate Drive
Suite 400
Canonsburg, PA 15317
(Address of principal executive offices)

(724) 514-1800
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1	Press release of the registrant, dated July 23, 2003.

Item 9. Regulation FD Disclosure (Providing Information Pursuant to Item 12—Results of Operations and Financial Condition).

     On July 23, 2003, Mylan Laboratories Inc., a Pennsylvania corporation (the “Company”), issued a press release reporting its financial results for the quarter ended June 30, 2003. A copy of such press release is attached hereto as Exhibit 99.1.

     The information in this report and the exhibit hereto is being furnished pursuant to Item 12 of Form 8-K (Disclosure of Results of Operations and Financial Condition) and is included under this Item 9 of Form 8-K as directed in interim guidance provided by the Securities and Exchange Commission (the “Commission”). The information in this report and the exhibit is furnished to, and not filed with, the Commission and shall not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN LABORATORIES INC.

Date:	July 23, 2003	By:	/s/ Edward J. Borkowski Edward J. Borkowski Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of the registrant, dated July 23, 2003.